SUPPLEMENT DATED DECEMBER 21, 2009

                     TO THE VARIABLE ANNUITY PROSPECTUS OF:
        ALLIANZ VISIONSM DATED JULY 22, 2009, AS REVISED OCTOBER 26, 2009
                                    ISSUED BY
               ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND
                         ALLIANZ LIFE VARIABLE ACCOUNT B

            THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN THE PROSPECTUS AND SHOULD BE ATTACHED TO THE PROSPECTUS
                       AND RETAINED FOR FUTURE REFERENCE.

In section 11.c, Other Optional Benefits, in the Bonus Option section on page 84 of the prospectus, the first paragraph is replaced with the following:

     The Bonus Option is designed for Owners who believe that the return on the investment of the bonus in the Investment Options will at least offset the additional costs associated with the Bonus Option. This option provides a 6% bonus on each Purchase Payment we receive before the older Owner's 81st birthday (or the Annuitant's 81st birthday if the Contract is owned by a non-individual). The Bonus Option is only available at issue and it carries an additional M&E charge and a higher and longer withdrawal charge schedule. These charges are discussed in the Fee Tables and section 6, Expenses. ONCE YOU SELECT THE BONUS OPTION, YOU CANNOT CANCEL IT. THE BONUS OPTION IS NOT AVAILABLE IF YOU SELECT EITHER THE SHORT WITHDRAWAL CHARGE OPTION OR THE NO WITHDRAWAL CHARGE OPTION. THE BONUS OPTION IS ALSO NOT AVAILABLE IN THE STATES OF CONNECTICUT AND OREGON. FOR MORE INFORMATION, PLEASE SEE SECTION 11, SELECTION OF OPTIONAL BENEFITS.

                                                                 VSNPRO-003-1009